BYLAWS OF CHURCHILL DIRECT LENDING FUND (a Delaware Statutory Trust) adopted September 17, 2026

i TABLE OF CONTENTS Page ARTICLE I. AGREEMENT AND DECLARATION OF TRUST; DEFINITIONS .................................................... 1 ARTICLE II. OFFICES AND SEAL ............................................................................................................................ 1 Section 2.1. Principal Office................................................................................................................................. 1 Section 2.2. Delaware Officer .............................................................................................................................. 1 Section 2.3. Other Offices .................................................................................................................................... 1 ARTICLE III. SHAREHOLDERS ................................................................................................................................ 1 Section 3.1. Meetings ........................................................................................................................................... 1 Section 3.2. Place of Meeting ............................................................................................................................... 1 Section 3.3. Notice of Meetings ........................................................................................................................... 1 Section 3.4. Shareholders Entitled to Vote ........................................................................................................... 2 Section 3.5. Quorum ............................................................................................................................................. 2 Section 3.6. Adjournment ..................................................................................................................................... 2 Section 3.7. Proxies .............................................................................................................................................. 2 Section 3.8. Inspection of List of Shareholders .................................................................................................... 2 Section 3.9. Record Dates .................................................................................................................................... 2 ARTICLE IV. MEETINGS OF TRUSTEES ................................................................................................................ 3 Section 4.1. Regular Meetings .............................................................................................................................. 3 Section 4.2. Special Meetings ............................................................................................................................... 3 Section 4.3. Notice ............................................................................................................................................... 3 Section 4.4. Waiver of Notice .............................................................................................................................. 3 Section 4.5. Adjournment and Voting .................................................................................................................. 3 Section 4.6. Compensation ................................................................................................................................... 3 Section 4.7. Quorum ............................................................................................................................................. 3 Section 4.8. Action Without a Meeting ................................................................................................................ 3 ARTICLE V. COMMITTEES ....................................................................................................................................... 3 Section 5.1. Committees of Trustees .................................................................................................................... 3 Section 5.2. Meetings ........................................................................................................................................... 4 ARTICLE VI. CHAIR OF THE BOARD; OFFICERS ................................................................................................ 4 Section 6.1. General ............................................................................................................................................. 4 Section 6.2. Election, Term of Office and Qualifications..................................................................................... 4 Section 6.3. Resignations and Removals .............................................................................................................. 5 Section 6.4. Vacancies and Newly Created Offices ............................................................................................. 5 Section 6.5. Chair of the Board ............................................................................................................................ 5 Section 6.6. Chief Executive Officer .................................................................................................................... 5

ii Section 6.7. President ........................................................................................................................................... 5 Section 6.8. Chief Financial Officer ..................................................................................................................... 6 Section 6.9. Chief Compliance Officer ................................................................................................................. 6 Section 6.11. Subordinate Officers ....................................................................................................................... 6 ARTICLE VII. EXECUTION OF INSTRUMENTS; VOTING OF SECURITIES ..................................................... 6 Section 7.1. Execution of Instruments .................................................................................................................. 6 Section 7.2. Voting of Securities .......................................................................................................................... 6 ARTICLE VIII. FISCAL YEAR; ACCOUNTANTS ................................................................................................... 7 Section 8.1. Fiscal Year ........................................................................................................................................ 7 Section 8.2. Accountants ...................................................................................................................................... 7 ARTICLE IX. AMENDMENTS; COMPLIANCE WITH 1940 ACT; ENFORCEABILITY ...................................... 7 Section 9.1. Amendments ..................................................................................................................................... 7 Section 9.2. Compliance with 1940 Act ............................................................................................................... 7 Section 9.3. Enforceability ................................................................................................................................... 7

ARTICLE I. AGREEMENT AND DECLARATION OF TRUST; DEFINITIONS The terms “Bylaws,” “1940 Act,” “Delaware Act,” “Shareholder,” “Shares,” “Trust,” “Trustees,” and “Trust Property,” have the meanings given them in the Amended and Restated Agreement and Declaration of Trust (the “Declaration”) of Churchill Direct Lending Fund dated September 17, 2026, as amended from time to time. These Bylaws shall be subject to the Declaration. ARTICLE II. OFFICES AND SEAL Section 2.1. Principal Office. The principal office of the Trust shall be located in 375 Park Avenue, 9th Floor, New York, NY 10152, or such other place as the Board of Trustees of the Trust (the “Board”) may designate from time to time. Section 2.2. Delaware Officer. The Trustees shall establish a registered office in the State of Delaware and shall appoint as the Trust’s registered agent for service of process in the State of Delaware an individual resident of the State of Delaware or a Delaware corporation or a corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust. Section 2.3. Other Offices. The Trust may establish and maintain such other offices and places of business as the Trustees may from time to time determine. The Trustees may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business. ARTICLE III. SHAREHOLDERS Section 3.1. Meetings. No annual meetings of the Shareholders are required to be held. A Shareholders’ meeting for the election of Trustees and the transaction of other proper business may be held when authorized or required by the Declaration. Section 3.2. Place of Meeting. All Shareholders’ meetings shall be held at such place or virtually, as the Trustees shall designate. Meetings of Shareholders shall be held at any place designated by the Trustees. In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Trust. Section 3.3. Notice of Meetings. Notice of all Shareholders’ meetings, stating the time, place and purpose of the meeting, shall be given by the secretary or any such other officer of the Trust by mail or, to the extent permitted by law, by electronic mail (“e-mail”) or other electronic transmission, as defined in the Delaware Act, to each Shareholder entitled to notice of and to vote at such meeting at his or her address of record on the register of the Trust or e-mail address or other address for electronic transmissions, if available. If no such address appears on the Trust’s books or is given, notice shall be deemed to have been given if sent to that Shareholder by mail or, to the extent permitted by law, by e-mail or other electronic transmission, as defined in the Delaware Act, to the Trust’s principal office. Such notice shall be given at least ten (10) days and not more than one hundred and twenty (120) days before the meeting. Such notice shall be deemed to be given when deposited in the United States mail, with postage thereon prepaid, or sent by e-mail or other electronic transmission, as applicable. Any adjourned meeting may be held as adjourned without further notice. No notice need be given (a) to any Shareholder if a written waiver of notice, executed before or after the meeting by such Shareholder or his or her attorney thereunto duly authorized, is filed with the records of the meeting, or (b) to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. A waiver of notice need not specify the purposes of the meeting.

2 Section 3.4. Shareholders Entitled to Vote. If, pursuant to Section 3.9 hereof, a record date has been fixed for the determination of Shareholders entitled to notice of and to vote at any Shareholders’ meeting, each Shareholder of the Trust entitled to vote in accordance with the applicable provisions of the Declaration, shall be entitled to vote, in person or by proxy, each Share or fraction thereof standing in his or her name on the register of the Trust at the time of determining net asset value on such record date. If the Declaration or the 1940 Act requires that Shares be voted by series or class, each Shareholder shall only be entitled to vote, in person or by proxy, each Share or fraction thereof of such series or class standing in his or her name on the register of the Trust at the time of determining net asset value on such record date. If no record date has been fixed for the determination of Shareholders entitled to notice of and to vote at a Shareholders’ meeting, such record date shall be at the close of business on the day on which notice of the meeting is mailed or sent by e-mail or other electronic transmission, as applicable, or, if notice is waived by all Shareholders, at the close of business on the tenth day next preceding the day on which the meeting is held. Section 3.5. Quorum. The presence at any Shareholders’ meeting, in person or by proxy, of Shareholders entitled to cast one-third of the votes thereat shall be a quorum for the transaction of business, unless applicable law requires a larger number. Section 3.6. Adjournment. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six (6) months beyond the originally scheduled meeting date. In addition, any meeting of Shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the chair of the meeting or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice. Section 3.7. Proxies. Shares may be voted in person or by proxy. Any Shareholder may give authorization by telephone, facsimile, or by electronic transmission for another person to execute his or her proxy. When any Share is held jointly by several persons, any one of them may vote at any meeting, in person or by proxy, in respect of such Share unless at or prior to exercise of the vote, the Trustees receive a specific written notice to the contrary from any one of them. If more than one such joint owners shall be present at such meeting, in person or by proxy, and such joint owners or their proxies so present disagree as to any vote cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. Section 3.8. Inspection of List of Shareholders. Subject to such reasonable standards as may be established by the Trustees from time to time (including at whose expense), a current list of the Trust’s Shareholders shall be open to inspection upon the written request of any Shareholder at any reasonable time during usual business hours for a purpose reasonably related to the holder’s interests as a Shareholder. The foregoing shall be the only right a Shareholder has with respect to the access to books and records, or other information regarding the affairs, of the Trust and shall replace and restrict any default rights that a Shareholder might otherwise be entitled to under Section 3819 of the Delaware Act or otherwise. Section 3.9. Record Dates. The Trustees may fix in advance a date as a record date for the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting or any adjournment thereof, or to express consent in writing (including by electronic transmission) without a meeting to any action of the Trustees, or who shall receive payment of any dividend or of any other distribution, or for the purpose of any other lawful action, provided that such record date shall be not more than 120 days before the date on which the particular action requiring such determination of Shareholders is to be taken. In such case, subject to the provisions of Section 3.4, each eligible Shareholder of record on such record date shall be entitled to notice of, and to vote at, such meeting or adjournment, or to express such consent, or to receive payment of such dividend or distribution or to take such other action, as the case may be, notwithstanding any transfer of Shares on the register of the Trust after the record date.

3 ARTICLE IV. MEETINGS OF TRUSTEES Section 4.1. Regular Meetings. The Trustees from time to time shall provide by resolution for the holding of regular meetings for the election of officers and the transaction of other proper business and shall fix the place and time for such meetings as the Board may designate. Section 4.2. Special Meetings. Special meetings of the Trustees shall be held whenever called by the Chair of the Board, the Chief Executive Officer (or, in the absence or disability of the Chief Executive Officer, by the President, Chief Financial Officer or Chief Compliance Officer), the President (or, in the absence or disability of the President, by any Co-President, Chief Financial Officer or Chief Compliance Officer), the Chief Financial Officer or two or more Trustees, at the time and place as the Board may designate. Section 4.3. Notice. No notice of regular meetings of the Trustees shall be required except as required by the 1940 Act. Notice of each special meeting shall be mailed to each Trustee, at the Trustee’s residence or usual place of business, at least two (2) days before the day of the meeting, or shall be directed to the Trustee at such place by telegraph, telecopy or cable, or shall be sent to the Trustee’s usual or last known e-mail address or other address for electronic transmissions by e-mail or other electronic transmission, as applicable, or be delivered to the Trustee personally, at least twenty-four hours before the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided by these Bylaws or by statute. No notice of adjournment of a meeting of the Trustees to another time or place need be given if such time and place are announced at such meeting. Section 4.4. Waiver of Notice. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. A waiver of notice need not specify the purposes of the meeting. Section 4.5. Adjournment and Voting. At all meetings of the Trustees, a majority of the Trustees present, whether or not constituting a quorum, may adjourn the meeting, from time to time. The action of a majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees unless the concurrence of a greater proportion is required for such action by law, by the Declaration or by these Bylaws. Section 4.6. Compensation. Each Trustee may receive such remuneration for his or her services as such as shall be fixed from time to time by resolution of the Trustees. Section 4.7. Quorum. One-third of the Trustees present at a meeting shall constitute a quorum for the transaction of business, but in no case shall a quorum be less than two Trustees. Section 4.8. Action Without a Meeting. Pursuant to the applicable provisions of the Declaration and Section 3806 of the Delaware Act, the Trustees may take any action required or permitted to be taken at any meeting of the Trustees or by any committee thereof without a meeting, if (i) a consent thereto is given in writing (including by electronic transmission) by a majority of the Trustees or Members of such committee, as the case may be, and (ii) such consent is filed with the records of the meetings. Consistent with the Declaration and Section 3806 of the Delaware Act, a consent given by electronic transmission by a Trustee or by a person or persons authorized to act for a Trustee shall be deemed to be written and signed. ARTICLE V. COMMITTEES Section 5.1. Committees of Trustees. The Trustees may by resolution designate one or more committees, each consisting of two (2) or more Trustees, to serve at the pleasure of the Trustees. The Trustees may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the

4 committee. Any committee to the extent provided in the resolution of the Trustee, shall have the authority of the Trustees, except with respect to: (a) the approval of any action which under applicable law requires approval by a majority of the entire authorized number of Trustees or certain Trustees; (b) the filling of vacancies of Trustees; (c) the fixing of compensation of the Trustees for services generally or as a member of any committee; (d) the amendment or termination of the Declaration of Trust or any series or Class of Shares or amendment of the Bylaws or the adoption of new Bylaws; (e) the amendment or repeal of any resolution of the Trustees which by its express terms is not so amendable or repealable; (f) a distribution to the Shareholders of the Trust, except at a rate or in a periodic amount or within a designated range determined by the Trustees; or (g) the appointment of any other committees of the Trustees or the members of such new committees. Section 5.2. Meetings. Each committee, if deemed advisable by the Board, shall have a written charter and any such written charter, if approved by the Board, shall control over the requirements of this Section 5.2 in case of any conflict between such written charter and this Section 5.2. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting of such committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two (2) members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Each committee may fix rules of procedures for its business. Each committee shall keep minutes of its proceedings. ARTICLE VI. CHAIR OF THE BOARD; OFFICERS Section 6.1. General. The Board shall designate a Chair of the Board. The designated officers of the Trust may be the Chief Executive Officer, President, Chief Financial Officer and a Chief Compliance Officer and may include one or more vice presidents, one or more secretary or assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 6.11 of this Article VI. Section 6.2. Election, Term of Office and Qualifications. The Chair of the Board and the designated officers of the Trust (except those appointed pursuant to Section 6.10) shall be elected by the Trustees at any regular or special meeting of the Trustees. Except as provided in Sections 6.3 and 6.4 of this Article VI, the Chair of the Board and the officers elected by the Trustees each shall hold office until their respective successors shall have been chosen and qualified. Any two such positions may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law, the Declaration or these ByLaws to be executed, acknowledged or verified by any two or more officers. The Chair of the Board shall be selected from among the Trustees and may hold such position only so long as he or she continues to be a Trustee. Any Trustee or officer may be but need not be a Shareholder of the Trust. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where

5 the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to the Declaration of Trust, the Board may amend the bylaws to alter the vote required to elect trustees. Section 6.3. Resignations and Removals. The Chair of the Board or any officer may resign his or her position at any time by delivering a written resignation to the Trustees, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Chief Compliance Officer or President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any person may be removed from such position with or without cause by (i) vote of a majority of the Trustees at any regular meeting or any special meeting, or (ii) the Chief Executive Officer (except that the Chief Executive Officer shall not have the power to remove the Chief Financial Officer or the Chief Compliance Officer). Except to the extent expressly provided in a written agreement with the Trust, no person resigning and no person removed shall have any right to any compensation for any period following the effectiveness of his or her resignation or removal or any right to damages on account of such removal. Section 6.4. Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification or other cause, or if any new office shall be created, such vacancies or newly created offices may be filled by the Trustees at any regular or special meeting or, in the case of any office created pursuant to Section 6.11 of this Article VI, by any officer upon whom such power shall have been conferred by the Trustees. Section 6.5. Chair of the Board. The Chair of the Board (or in the Chair of the Boards absence, the Chair’s designee) shall preside at all meetings of the Trustees and shall be ex officio a member of all committees of the Trustees, except the audit committee of the Board (unless the Chair of the Board is independent, in which case he or she may also be a member of the audit committee of the Board), on which he or she may serve as a member if appointed. The Chair of the Board may be the chief executive officer of the Trust. Subject to the supervision of the Trustees, he or she shall have general charge of the business of the Trust, the Trust Property and the officers, employees and agents of the Trust. He or she shall have such other powers and perform such other duties as may be assigned to him or her from time to time by the Trustees. Section 6.6. Chief Executive Officer. The Trustees shall designate a Chief Executive Officer, which shall serve as the principal executive officer of the Trust. In the event of a vacancy, the President or an officer designated by the Board shall be the Chief Executive Officer of the Trust. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the management of the business and affairs of the Trust. The Chief Executive Officer shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Trustees from time to time. Section 6.7. President. In the absence of a Chief Executive Officer, the President, or any Co-President (each, a “President”) subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of President of a corporation. If the Trust has a Chief Executive Officer, the President shall have the following responsibilities, as well as any responsibilities of the Chief Executive Officer delegated to the President. Subject to direction of the Trustees, the President shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the President shall have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The President shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the President, such other officers, in order of their rank as fixed by the Trustees or, if more than one and not ranked, such other officers designated by the Trustees, shall perform all of the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President.

6 Subject to the direction of the Trustees, and of the President, such other officers, shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the President. Section 6.8. Chief Financial Officer. The Chief Financial Officer shall be the principal financial and accounting officer of the Trust and shall have general charge of the finances and books of account of the Trust. Except as otherwise provided by the Trustees, he or she shall have general supervision of the funds and property of the Trust and of the performance by the custodian appointed pursuant to Section 3.1(s) of the Declaration of its duties with respect thereto. The Chief Financial Officer shall render a statement of condition of the finances of the Trust to the Trustees as often as they shall require the same and he or she shall in general perform all the duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned to him or her by the Trustees. The treasurer, assistant treasurer, or chief accounting officer, if any, may perform such duties of the Chief Financial Officer as the Chief Financial Officer or the Trustees may assign. In the absence of the Chief Financial Officer, the treasurer or assistant treasurer, if any, may perform all duties of the Chief Financial Officer. Section 6.9. Chief Compliance Officer. Subject to the ultimate control of the Trust by the Trustees, the Chief Compliance Officer of the Trust shall be responsible for the design, oversight and periodic review of the Trust’s procedures for compliance with applicable Federal securities laws. The designation, compensation and removal of the Chief Compliance Officer shall be subject to approval by the Trustees as contemplated by Rule 38a-1 under the Investment Company Act of 1940. The Chief Compliance Officer shall have other powers and perform such other duties as may be prescribed by the Trustees (collectively or by the Chair), the Chief Executive Officer or by these Bylaws. Section 6.10. Subordinate Officers. The Trustees or Chief Executive Officer from time to time may appoint such other subordinate officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees or Chief Executive Officer may determine. The Trustees or Chief Executive Officer from time to time may delegate to one or more of the Chair of the Board, officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. ARTICLE VII. EXECUTION OF INSTRUMENTS; VOTING OF SECURITIES Section 7.1. Execution of Instruments. All deeds, documents, transfers, contracts, agreements, requisitions, orders, promissory notes, assignments, endorsements, checks and drafts for the payment of money by the Trust, and any other instruments requiring execution either in the name of the Trust or the names of the Trustees or otherwise may be signed by any officer or authorized signatory of the Trust, or as the Trustees may otherwise, from time to time, authorize, provided that instructions in connection with the execution of portfolio securities transactions may be signed by one such person. Any such authorization may be general or confined to specific instances. Section 7.2. Voting of Securities. Unless otherwise ordered by the Trustees, the Chair, the Chief Executive Officer, Chief Compliance Officer or the President shall have full power and authority on behalf of the Trustees to attend and to act and to vote, or in the name of the Trustees to execute proxies to vote, at any meeting of stockholders of any company in which the Trust may hold stock. At any such meeting such person shall possess and may exercise (in person or by proxy) any and all rights, powers and privileges incident to the ownership of such stock. The Trustees may by resolution from time to time confer like powers upon any other person or persons.

7 ARTICLE VIII. FISCAL YEAR; ACCOUNTANTS Section 8.1. Fiscal Year. The fiscal year of the Trust shall be established, re-established or changed from time-to-time by resolution of the Trustees. Section 8.2. Accountants. (a) The Trustees shall employ a public accountant or a firm of independent public accountants as their accountant to examine the accounts of the Trust and to sign and certify at least annually financial statements filed by the Trust. The accountant’s certificates and reports shall be addressed both to the Trustees and to the Shareholders. (b) Any vacancy occurring due to the death or resignation of the accountant may be filled at a meeting called for the purpose by the vote, cast in person, of a majority of those Trustees who are not Interested Persons of the Trust. ARTICLE IX. AMENDMENTS; COMPLIANCE WITH 1940 ACT; ENFORCEABILITY Section 9.1. Amendments. These Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority. Section 9.2. Compliance with 1940 Act. No provision of these Bylaws shall be given effect to the extent inconsistent with the requirements of the 1940 Act. Section 9.3. Enforceability. If any provision of these Bylaws is found by a court of competent jurisdiction to be invalid or unenforceable for any reason, it is the intent and agreement of the Trustees that the invalidity or unenforceability of any provision of these Bylaws shall not affect the validity or enforceability of any other provision of these Bylaws, and any invalid or unenforceable provision of these Bylaws shall be modified so as to be enforced to the maximum extent of its validity or enforceability.